Investor Presentation September 2014

AGENDA COMPANY & PORTFOLIO OVERVIEW PERFORMANCE UPDATE FUTURE GROWTH INITIATIVES & VALUE ADD OPPORTUNITIES WRAP UP * AGENDA City Center, New York

COMPANY & PORTFOLIO OVERVIEW North Carolina

* KITE REALTY GROUP TRUST TICKER SYMBOL :: KRG (NYSE since 2004) FOUNDED :: 1971 HEADQUARTERS :: Indianapolis, Indiana PORTFOLIO :: (1) 124 OPERATING RETAIL 2 OPERATING OFFICE 4 REDEVELOPMENT 3 DEVELOPMENT 133 PROPERTIES SQUARE FOOTAGE :: (1) (MILLIONS) 19.6 OPERATING PROPERTIES 1.0 REDEVELOPMENT/DEVELOPMENT 20.6 GLA/NRA ANNUAL COMMON DIVIDEND :: $1.04 (2) 2013-2014 YTD TOTAL RETURN :: 26.4% (3) KITE REALTY GROUP TRUST is a full-service, vertically-integrated real estate company engaged primarily in the ownership, operation, development, construction, and acquisition of high-quality neighborhood and community shopping centers in selected growth markets in the United States. These figures include the merger with Inland Diversified which closed on July 1, 2014. Annual amount adjusted for 1 for 4 reverse share split; reflects the most recently paid quarterly dividend. Per SNL; as of 09/04/14 close. Prior closing levels adjusted for August 2014 reverse stock split. * States In Portfolio

CURRENT PORTFOLIO SNAPSHOT * (1) Data pro forma for Inland Diversified, as of July 1, 2014. (2) Other includes office and single tenant shops. Source: demographic data from AGS. Number of Properties / Owned SF 133 / 20.6mm Total Occupancy (Owned SF) 95.5% Shop Occupancy (Owned SF) 86.1% Annualized Base Rent per SF $13.81 Annualized Base Rent per SF (excluding ground leases) $15.00 Number of States 26 Ground Lease (ABR) $18.0mm Portfolio Demographics (3-mile): Population / Growth (2013-2018) ~54,000 / ~8% Average Household Income ~$76,000 Retail Diversification By ABR (1) Summary Statistics (1) By Property Type ~40% of assets anchored with a grocery (2)

HIGH-QUALITY PORTFOLIO WITH STAGGERED LEASE EXPIRATIONS Retail ABR Breakdown Lease Expirations Wheatland Wheatland, TX (Dallas MSA) Mullins Crossing Evans, GA (Augusta MSA) University Town Center Norman, OK * Note: Data pro forma for Inland Diversified, as of July 1, 2014.

Top 10 Tenants By ABR (1) STRONG AND DIVERSE PORTFOLIO * Top 10 properties and tenants in aggregate account for less than 25% of total ABR and no single tenant contributes more than 4% ABR ___________________________ (1) As of July 1, 20014; includes development and redevelopment projects. Tenants S&P Rating % PF ABR n/a x x 3.6% BB+ x x 2.5% A+ x x 2.3% B- x x 2.2% x x 2.0% A- x x 1.9% A- x x 1.9% BBB+ x x 1.8% n/a x x 1.5% BBB x 1.5% Total 21.2% n/a Property Location Owned GLA City Center White Plains, NY 365,905 Centennial Center Las Vegas, NV 857,832 Landstown Commons Virginia Beach, VA 409,747 Portofino Shopping Center Houston, TX 371,792 Delray Marketplace Delray, FL 260,153 Bayonne Crossing Bayonne, NJ 360,045 The Landing at Tradition Port St. Lucie, FL 359,758 Eastern Beltway Las Vegas, NV 525,226 Perimeter Woods Charlotte, NC 303,328 Traders Point Indianapolis, IN 279,684 Total 4,093,470 Top 10 Properties By ABR (1)

Top 10 Cities For Job Growth (1) In Portfolio (2) Naples, FL  Austin, TX  McAllen, TX Greeley, CO Dallas, TX  Cape Coral, FL  Raleigh, NC  Port St. Lucie, FL  Houston, TX  San Antonio, TX  TOP 10 BEST CITIES FOR JOB GROWTH * Existing portfolio and focus areas for acquisition, development and redevelopment projects are concentrated in the country’s fastest job growth cities ___________________________ Source: Forbes Magazine, 2014. Cape Coral properties include Ft. Myers and Estero properties. Naples properties include a redevelopment project, Courthouse Shadows. 7 properties, totaling ~915,000 GLA, in #1 city of Naples Portfolio presence in 8 of the top 10 U.S. cities for job growth 100% of development pipeline located in top cities for job growth Portfolio Highlights (3)

PERFORMANCE UPDATE Draper Crossing (UT) Glendale Town Center (IN)

* KEY MILESTONES In discussions with a potential buyer for several assets to further optimize our existing portfolio Successfully completed $2 billion merger with Inland Diversified on July 1st, 2014 Acquired nine-property portfolio in November 2013 – 38% of ABR in Houston, Texas FURTHER ENHANCE BALANCE SHEET FLEXIBILITY Increased liquidity, lowered borrowing costs and de-levered the balance sheet Increased borrowing capacity on the Revolver from $200 million to $500 million Reduced rate on the Revolver by 25-50 bps and the Term Loan rate by 10-55 bps across the leverage grid Pro forma Net Debt to Adjusted EBITDA expected to improve from the current 7.2x to 6.5x with closing of merger DEVELOPMENT AND REDEVELOPMENT PROGRESS Complete development and redevelopment projects currently under construction, totaling $183 million and 77% pre-leased PARKSIDE TOWN COMMONS: Raleigh MSA, North Carolina. Anchored by Target, Harris Teeter, Petco, Frank Theatre, Field & Stream and Golf Galaxy. Opened Phase I in 2nd quarter; Phase II is currently partially open HOLLY SPRINGS TOWNE CENTER (Phase II): Raleigh MSA, North Carolina. Construction is underway with a projected opening in the 3rd quarter of 2015 BOLTON PLAZA: Jacksonville, Florida. Projected to be substantially completed in September of 2014. Anchored by Academy Sports & LA Fitness GAINESVILLE PLAZA: Gainesville, Florida. Project is underway and will be anchored by Burlington Coat Factory and Ross Dress for Less. Projected opening in late 2014 CONSISTENT OPERATING PERFORMANCE (1) Same property NOI growth of 4.4% for quarter ended June 30, 2014 6th consecutive quarter of same property NOI growth above 4% Averaging 16% blended leasing spreads in 2013 and 2014 Portfolio is 95.2% leased; has never been less than 90% leased since IPO in 2004 Small shop leased percentage increased to 85.5%, up from 84.5% at June 30, 2013 * (1) KRG portfolio as of June 30, 2014. COMPANY HIGHLIGHTS

* STRONG OPERATING METRICS Portfolio Occupancy (1) Same Property NOI Growth ___________________________ Source: Company filings; as of Q2 2014 unless otherwise noted. (1.) As of July 1, 2014. Continued strong operating performance; industry-leader in key metrics compared to peers Cash Lease Spreads

FLEXIBLE CAPITAL STRUCTURE A well-staggered and extended debt maturity schedule provides balance sheet stability and the financial flexibility to execute growth strategy * As of July 2014. Chart excludes annual principal payments and net premiums on fixed rate. Schedule reflects post merger loan paydowns of the unsecured credit facility to $125 million, Rangeline Crossing, Four Corner Square and Tamiami Crossing. Note: Revolver and Term Loan are shown at final maturities after extension options exercised. Source: Company filings, Q2 2014. KRG numbers as of July 2014. Pro Forma Debt Maturity Schedule (1) Continued Extension Of Debt Maturities (2) Weighted Average Years To Maturity ($mm) (Years)

FLEXIBLE CAPITAL STRUCTURE Multiple sources of liquidity and strong capital structure with a focus on achieving and maintaining investment grade metrics Cash $23mm 0.6% Unsecured Facilities (3) $375mm capacity available $355mm outstanding $730mm total available 9.1% Mortgage Debt $1,318mm 33.9% Equity (2) $2,083mm 53.6% 8.25% Preferred Equity (2) $108mm 2.8% * (1) Chart excludes annual principal payments and net premiums on fixed rate. Schedule reflects post merger loan paydowns of the unsecured credit facility to $125 million, Rangeline Crossing, Four Corner Square and Tamiami Crossing. Note: Revolver and Term Loan are shown at final maturities assuming extension options exercised. (2) Share price of $6.14 as of 06/30/14. Note: Preferred stock is redeemable beginning December 2015. (3) Ability to create an additional $64mm of LOC capacity using unencumbered asset pool. Pro Forma Capital Structure As Of 06/30/14 (1) Balance Sheet Strategy Financial flexibility allows us to focus on operations and our growth strategy A balanced approach manages shareholder return while meeting investment grade credit metrics Continue to expand unencumbered asset pool

FUTURE GROWTH INITIATIVES & VALUE-ADD OPPORTUNITIES King’s Lake (FL) (before) King’s Lake (FL) (after)

COMPANY OBJECTIVES AND STRATEGY KRG will continue to be focused on generating strong operational performance and maintaining a conservative capital structure to drive shareholder value Company Objectives Lower leverage and conservative balance sheet provides financial flexibility Staggered debt maturity schedule minimizes refinancing risk Strong liquidity profile Establish path to investment grade rating and reduce overall cost of capital Become a “must own” company for investors by driving shareholder value Selectively cull combined portfolio and redeploy capital into higher quality, growth assets Establish position as a leading company in target markets Expand and refine targeted markets and enhance asset quality to improve performance Generate efficiencies through the integration of operating procedures and systems Continue to utilize development and redevelopment expertise to drive growth Operational Strategy Financial Strategy *

COMPANY OBJECTIVES & KEY LEVERS FOR GROWTH Various growth levers can be utilized to enhance the existing portfolio and shareholder value while maintaining a prudent and balanced business plan * Financial Flexibility Announced dispositions, in non-core markets with strategic plan to recycle capital in select markets Petco opened at Parkside Phase I; Field & Stream and Golf Galaxy opened at Parkside Phase II King’s Lake Square redevelopment in Naples, FL completed in Q2 2014 Bolton Plaza redevelopment in Jacksonville, FL expected to be completed in Q3 2014 Strong Operating Performance Portfolio Enhancement Six consecutive quarters of 4% SSNOI, 4.4% in Q2 Continued improvement in small shop leasing, currently 85.5% leased Achieved 7.7% cash rent spread on renewals in Q2 Increased borrowing capacity by $300mm Reduced rate on the revolver and term loan Extended debt profile by ~45%, to a weighted average of 5.1 years Established investment grade quality metrics Summary Of Recent Events & Actions

KITE REALTY GROUP

COMPANY OBJECTIVES & KEY LEVERS FOR GROWTH

Events on the horizon and key goals for the future position KRG well for future growth and operational performance

Near-Term Targets & Rationale

Portfolio Enhancement

- Recycle sale proceeds into high quality assets
- Stabilize Parkside development in 2H 2015
- Holly Springs, Phase II target opening by 2H 2015
- Construction to begin mid-2015 at Tamiami Crossing (25 acres in Naples in land held for development)
- Conducted detailed analysis of existing portfolio by region to identify opportunities
- Estimated $75-100mm of potential repositioning and redevelopment prospects identified

Strong Operating Performance

- Focus on intense asset management with a goal of 90% tenant retention
- Target cash renewal spread growth of 5%
- Continue to improve small shop leasing %

Financial Flexibility

- Achieve Net Debt to Adj. EBITDA of 6.0-6.5x
- Achieve investment grade ratings
- Ability to unencumber an additional 20-25% of NOI over the next ~18 months via prepayable and maturing debt
- Ability to call 8.25% preferred shares in 2015

KRG LISTED NYSE

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Continue to focus on strategic plan for long-term expansion in core markets FOCUSED GEOGRAPHIC EXPANSION * States In Pro Forma Portfolio Planned Disposition Markets

* MARKET DISCOUNTS KITE PERFORMANCE ___________________________ Source: SNL. Despite strong overall performance and outlined growth path, the market appears to be discounting the valuation In Summary Price / FFO Multiple 2014E (1) Strategic M&A execution Focused on key growth markets Diversified property and tenant base Industry-leading operating metrics Enhanced balance sheet and financial flexibility Outlined path to growth focused on value creation via improving asset quality Utilize embedded development skills in operating platform via redevelopment Growth & Value Creation Initiatives

Certain statements in this presentation that are not in the present or past tense or that discuss the Company’s expectations (including any use of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project”, “should” or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon current beliefs as to the outcome and timing of future events. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of the Company. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors including, but not limited to, the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets and interest rates; the demand for and market acceptance of the Company’s properties for rental purposes; the ability of the Company to enter into new leases or renewal leases on favorable terms; the amount and growth of the Company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions and competition in those areas where the Company owns properties; risks associated with joint venture partners; risks associated with the ownership and development of real property; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate pending transactions; applicable regulatory changes; risks associated with acquisitions, including the integration of the Company’s and Inland Diversified Real Estate Trust, Inc.’s businesses; risks associated with achieving expected revenue synergies or cost savings; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the business, financial condition, liquidity, cash flows and financial results of the Company could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company does not undertake to update forward-looking statements (including EBITDA and net debt to adjusted EBITDA estimates) except as may be required by law. FORWARD – LOOKING STATEMENTS *